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                                                                    EXHIBIT 10.2



                               FIRST AMENDMENT TO
                        SEPARATION AGREEMENT AND RELEASE

        This First Amendment to Separate Agreement and Release (this "Amendment"), is entered into as of March 29, 2001, between Jiri Nechleba ("Employee") and INTERLINQ Software Corporation, a Washington corporation ("INTERLINQ").

                              W I T N E S S E T H:

        WHEREAS, on February 7, 2001, Employee and INTERLINQ entered into that certain Separation Agreement and Release agreement regarding the termination of Employee's employment with INTERLINQ (the "Separation Agreement");

        WHEREAS, Employee and INTERLINQ desire to extend the date of Employee's termination under the Separation Agreement;

                              A G R E E M E N T S:

        NOW, THEREFORE, for and in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, INTERLINQ and Employee hereby agree to amend the Separation Agreement as follows:

1.      AMENDMENT OF THE SEPARATION AGREEMENT

        Recital A of the Separation Agreement is amended and restated in its entirety to read as follows:

                      A. Employee has been employed by INTERLINQ, and Employee's employment at INTERLINQ will terminate on April 15, 2001, or earlier if requested by INTERLINQ's Board of Directors.

        The first sentence of Section 1 of the Separation Agreement is amended and restated in its entirety to read as follows:

                      Employee's employment with INTERLINQ will end on April 15, 2001 (the "Employment Termination Date").

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        All other terms and provisions of the Separation Agreement shall remain in full force and effect.

2.      CONSENT

        By signing in the space below, Employee and INTERLINQ hereby consent to the above amendments to the Separation Agreement.

3.      COUNTERPARTS

        This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this First Amendment to Separation Agreement and Release as of the date first above written.

                                             EMPLOYEE:



                                             /s/ Jiri Nechleba
                                             -----------------------------------
                                             Jiri Nechleba



                                             INTERLINQ Software Corporation


                                             By: /s/ Robert Gallagher
                                                --------------------------------
                                             Name:   Robert Gallagher
                                             Its:    Chairman



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